EXHIBIT 10.2

                                    BORROWER

                                FLARE KING, INC.

                                WALLACE SPARKMAN

                                    ADDRESS

                                  PO BOX 60757

                               MIDLAND, TX 79711

                                 TELEPHONE NO.
                                  512-882-3536

                               IDENTIFICATION NO.

                          [LOGO]MIDLAND AMERICAN BANK

                                 401 WEST TEXAS

                      MIDLAND, TEXAS 79701 (915) 687-3013

                           MIDLAND COUNTY "LENDER"

                                   COMMERCIAL

                               REVOLVING OR DRAW

                               NOTE-VARIABLE RATE

                               PRINCIPAL
OFFICER         INTEREST        AMOUNT/        FUNDING/         MATURITY    CUSTOMER     OFFICER    LOAN
INITIALS          RATE        CREDIT LIMIT   AGREEMENT DATE       DATE       NUMBER      INITIALS   NUMBER
  CJH           VARIABLE      $150,000.00    06/19/97          06/19/00     72931        CJH        67011

                                 PROMISE TO PAY

FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender indicated above the principal amount of ONE HUNDRED FIFTY THOUSAND AND NO/100 Dollars ($150,000.00) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower, plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to expenses, then to accrued unpaid interest, and then to outstanding principal, or in any other manner as determined by Lender, in Lender's sole discretion, as permitted by law.

INTEREST RATE: This Note has a variable rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days and the actual number of days per year (and in any event, 365 or 366 days per year during periods when the Maximum Lawful Rate which is defined on the reverse is in effect) and the actual number of days elapsed. So long as there is no default under this Note, interest on this Note shall be calculated at the variable rate of TWO AND 750/1000 percent (2.750%) per annum over the Index Rate, provided that such rate shall not exceed the Maximum Lawful Rate. The initial Index Rate is currently EIGHT AND 500/1000 percent (8.500%) per annum. Therefore, the initial interest rate on this Note shall be ELEVEN AND 250/1000 percent (11.250%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on:
SAME DAY AS WALL STREET JOURNAL PRIME CHANGES.

INDEX RATE: The Index Rate for this Note shall be: WALL STREET JOURNAL PRIME.

If the index becomes unavailable during the term of the loan, Lender may substitute another index which is similar.

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be n/a percent (n/a %) per annum. The maximum interest rate on this Note shall not exceed EIGHTEEN AND NO/1000 percent (18.000%) per annum, or the Maximum Lawful Rate, whichever is less.

DEFAULT RATE: In the event of a default under this Note, the Lender may, in its sole discretion, determine that all amounts owing to Lender shall bear interest as follows: EIGHTEEN PERCENT, or the Maximum Lawful Rate, whichever is less.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

35 PAYMENTS OF $4,940.32 BEGINNING JULY 19, 1997 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON JUNE 19, 2000.

All payments will be made to Lender at its address in the county described above and in lawful currency of the United States of America.

RENEWAL: If checked [ ] this Note is given in renewal of, but not in novation or discharge of, Loan Number __________________.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest in all monies, instruments, and savings, checking, and other deposit accounts of Borrower's, (excluding IRA, Keogh, and trust accounts and deposits subject to tax penalties if so assigned), that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise its security interest in all such property which shall be in addition to Lender's right of common law setoff. [X] If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security for this Note now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments shall be applied as determined by Lender and as permitted by law.

REVOLVING OR DRAW FEATURE: This Note possesses a revolving or draw feature as indicated below.

[ ] This Note possesses a revolving feature. Borrower shall be entitled to borrow up to the full principal amount of the Note from time to time during the term of this Note.

[X] This Note possesses a draw feature. Borrower shall be entitled to make one or more draws under this Note. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Lender shall maintain a written ledger of the amounts loaned to and repaid by Borrower under this Note. The aggregate unpaid principal amount shown on such ledger shall be rebuttable presumptive evidence of the outstanding principal amount owing and unpaid on this Note. The Lender's failure to record the date and amount of any advance on such ledger shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the outstanding principal amount of the advances together with all accrued, unpaid interest thereon. Lender shall not be obligated to provide Borrower with a copy of the ledger on a periodic basis, however, Borrower shall be entitled to inspect or obtain a copy of the ledger during Lender's business hours.

CONDITIONS FOR ADVANCES: Borrower shall be entitled to borrow monies under this Note (subject to the limitations described above) under the following conditions:

CUSTOMER REQUEST/OFFICER APPROVAL

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BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE
TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

THIS NOTE AND RELATED DOCUMENTS HAVE BEEN SIGNED IN THE COUNTY OF LENDER'S ADDRESS UNLESS OTHERWISE SPECIFIED: MIDLAND

NOTE DATE: JUNE 19, 1997

BORROWER: FLARE KING, INC.                     BORROWER: WALLACE SPARKMAN

/s/ WALLACE SPARKMAN                           /s/ WALLACE SPARKMAN
CHAIRMAN OF THE BOARD                          INDIVIDUALLY

BORROWER:                                      BORROWER:

_________________________________              ______________________________
BORROWER:                                      BORROWER:

_________________________________              ______________________________
BORROWER:                                      BORROWER:

_________________________________              ______________________________

                              TERMS AND CONDITIONS

1. COMPLIANCE WITH APPLICABLE LAW: It is Lender's intention to comply fully with Texas law, and federal law as applicable, regulating credit terms, interest, fees, charges, expenses, and other amounts. For purposes of determining Lender's compliance with such laws, the following shall apply to the extent permitted by law: (a) any contract, charge or receipt by Lender, whether occurring now or in the future, shall be strictly limited by this provision; (b) the "Maximum Lawful Rate" shall mean the maximum lawful ceiling, rate or amount that Lender could have contracted to charge or receive under Texas law or applicable federal law, whichever permits the highest maximum ceiling, rate or amount; (c) to the extent Texas Article 5069-1.04, as amended, provides the Maximum Lawful Rate, the "indicated rate ceiling" shall apply unless changed by Lender in accordance with Texas Law; (d) Lender may calculate rates or amounts by aggregating, amortizing, prorating, allocating, and spreading amounts contracted for, charged or received over the full term of the transaction; (e) no contract, charge or receipt shall obligate Borrower or any obligor to pay any amount in excess of the Maximum Lawful Rate or waive any right under Texas Article 5069; and (f) any contract, charge or receipt that in the event of acceleration or under any other contingency purports to require the payment or collection of any amount in excess of the Maximum Lawful Rate shall automatically be reformed to not obligate Borrower or any other obligor to pay any amount in excess of the Maximum Lawful Rate. If Lender ever contracts for, charges or receives a rate or amount in excess of the Maximum Lawful Rate, the excess (whether denominated principal, interest or otherwise) shall be automatically subject to reallocation, cancellation, credit, application, or refund to eliminate any amount in excess of the Maximum Lawful Rate.

2. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor:

     (a) fails to make any payment on this Note or any other indebtedness to Lender when due;

     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future written agreement regarding this or any indebtedness of Borrower to Lender;

     (c) provides or causes any false or misleading signature or representation to be provided to Lender;

     (d) allows any loss, diminution, or impairment of the physical condition, value, title, priority, possession, or control of any collateral securing this Note or Borrower's Lender's rights therein, including, but not limited to, allowing any part of the collateral to be placed into receivership, removed, impaired, lost, stolen, destroyed, damaged, seized, confiscated or affected in any material way;

     (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property;

     (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or

     (g)  causes Lender to deem itself insecure in good faith.

3. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full;

     (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;

     (c)  to lawfully and peaceably take possession of any collateral;

     (d) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;

     (e) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance in the manner permitted by law;

     (f) to set-off Borrower's obligations (including past due installments) against any amounts due to Borrower including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

     (g) to exercise all other rights available to Lender under any other written agreement or applicable law.

     Lender's rights are cumulative and may be exercised together, separately and in any order.

4. DEMAND FEATURE: If this Note contains a demand feature, then notwithstanding anything to the contrary contained in this Note, Lender's rights with respect to the events of default identified above shall not be limited, restricted, impaired or otherwise adversely affected by the demand feature of this Note. Lender's right to demand payment, at any time and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

5. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements including, but not limited to, balance sheets and profit and loss statements and other information upon request.

6. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

7. SEVERABILITY: If any provision of this Note violates the law or is unenforceable, the rest of the Note will remain valid.

8. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

9. NOTICE. Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

10. APPLICABLE LAW: THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS. BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY COURT LOCATED IN THE COUNTY IN WHICH THIS NOTE IS SIGNED OR IN WHICH BORROWER RESIDES IN THE EVENT OF ANY LEGAL PROCEEDING UNDER THIS NOTE.

11. COLLECTION EXPENSES: If Lender hires an attorney (who is not a salaried employee of Lender) to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's reasonable attorneys' fees and collection costs subject to court award.

12. MISCELLANEOUS: This Note is being executed for commercial purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of intent to accelerate, notice of acceleration, notice of dishonor and protest. All references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

13. ADDITIONAL TERMS:

     PURPOSE: ADVANCING LOC TO PAYOFF DEBT AT COMMUNITY BANK OF ROCKWALL. SECURED BY: 1ST D/T 4925 SCR 1303 MIDLAND/EQUIP/RENTAL EQP/OFFICE FURN/MACH.